Exhibit 10.31.1

               AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 14, 2003, is entered into by and among PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation ("Parent"), PHIBRO ANIMAL HEALTH U.S., INC., a Delaware corporation ("PAHUS"), PHIBRO ANIMAL HEALTH HOLDINGS, INC., a Delaware corporation ("Holdings"), PRINCE AGRIPRODUCTS, INC., a Delaware corporation ("Prince"), PHIBRO-TECH, INC. ("PTI"; together with Parent, PAHUS, and Holdings, the "Borrowers"), the lenders from time to time party to the Loan and Security Agreement referenced below (each a "Lender" and collectively, the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"; and together with the Lenders, collectively the "Lender Group"), in light of the following:

                               W I T N E S S E T H

      WHEREAS, Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 21, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement");

      WHEREAS,  Borrowers  have  requested  that the Lender  Group  increase the
Maximum  Revolver  Amount  from  $15,000,000  to  $25,000,000   under  the  Loan
Agreement; and

      WHEREAS, subject to the satisfaction of the conditions and upon the terms set forth herein, the Lender Group is willing to do so.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENT TO LOAN AGREEMENT

      (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition in alphabetical order:

            ""TTM EBITDA" means, as of any date of determination, the EBITDA of Parent and its Subsidiaries for the 12 month period ended as of such date of determination."

      (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of "EBITDA", "Indenture Securities", and "Maximum Revolver Amount" and replacing them with the following definitions:


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            ""EBITDA" means, with respect to any fiscal period, consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, depreciation and amortization, and those charges which are both nonrecurring and noncash charges for such period, as determined in accordance with GAAP."

            ""Indenture Securities" means (a) the 105,000 Units (the "Units") issued by the Parent and the Foreign Issuer pursuant to the New Indenture, consisting of $85,000,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Parent (the "New Domestic Notes") and $20,000,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Foreign Issuer (the "New Foreign Notes" and, together with the Domestic Notes, the "Notes") and (b) any units or notes, as the case may be, that may be issued by the Parent or the Foreign Issuer pursuant to the New Indenture in exchange therefor."

            ""Maximum Revolver Amount" means up to $25,000,000."

      (c) Section 2.2 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

      "2.2 Increase in the Maximum Revolver Amount. At any time within 90 days after the Closing Date, upon 5 Business Days prior written notice by Administrative Borrower to Agent, Borrowers may request an increase in the Maximum Revolver Amount from $25,000,000 up to $40,000,000. Subject to the foregoing, and so long as no Default or Event of Default has occurred and is continuing as of the proposed date of such increase, so long as Agent has completed all of its legal, business, and collateral due diligence with respect to Borrowers and Guarantors, so long as WFF has obtained credit committee approval for the increase in the Maximum Revolver Amount for amounts in excess of $25,000,000 (it being expressly understood and agreed that, as of the date of this Amendment, WFF does not have such credit approval and has made no commitments or assurances that such credit approval will be forthcoming), and so long as the increase in the Maximum Revolver Amount does not contravene the Existing Indenture or the New Indenture, the Agent may increase the Maximum Revolver Amount by the amount requested by Administrative Borrower on the date of the proposed increase. Borrowers acknowledge and agree that the Applicable Prepayment Premium and the unused line fee set forth in the Fee Letter are each calculated by reference to the Maximum Revolver Amount and an increase in the amount thereof pursuant hereto will have the effect of increasing such fee. The increase in the


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

      Maximum Revolver Amount pursuant to this Section 2.2 shall increase the Revolving Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof."

      (d) Section 2.4 of the Loan Agreement is hereby amended by adding the following subsections (c) and (d)

            "(c) Beginning on December 31, 2003, immediately at any time that the Revolver Usage exceeds 1.5 multiplied by TTM EBITDA, measured on a month-end basis, Borrower shall prepay the Advances and cash collateralize the Letters of Credit in an amount equal to such excess in accordance with
      Section 2.4(d) of this Agreement.

            (d) Each prepayment under Section 2.4(c) shall be remitted to Agent and all such payments shall be applied as follows: (i) first, to outstanding Advances until paid in full and (ii) second, to cash collateralize the Letters of Credit in an amount equal to 105% of the then extant Letters of Credit until paid in full."

      (e) Section 3.2 of the Loan Agreement is hereby amended by deleting subsections (i), (k), (l), and (m) and replacing them with the following:

            "(i) within 45 days of the Closing Date, Agent shall have received Collateral Access Agreements with respect to: (i) One Parker Plaza, Fort Lee, NJ 07024, (ii) 8851 Dice Road, Santa Fe Springs, CA 90670, (iii) One Prince Plaza, Quincy, Illinois 62301, and (iv) 710 Route 46 East, Suite 401, Fairfield, NJ 07004;

            (k) within 30 days of the Closing Date, Agent shall have received an updated Schedule 5.18 which shall include information regarding Deposit Accounts and Securities Accounts of Borrowers' Foreign Subsidiaries."

      (f) Section 3.2 of the Loan Agreement is hereby amended by adding the following subsections (n), (o), (p), (q), (r), (s), (t), and (u):

            "(n) Within 30 days of the Closing Date, Agent shall have received confirmation that appropriate financing statements respecting each Borrower and each Guarantor have been duly filed in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the Agent's Liens in and to the Collateral;

            (o) Within 30 days of the Closing Date, Agent shall have received confirmation that appropriate UCC-3 terminations


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

      statements have been filed for all financing statements filed by the Existing Lender against the Borrowers and the Guarantors;

            (p) Within 30 days of the Closing Date, Agent shall have received copies of (i) the Phibro-Tech 3-year supply agreement with Arch Chemical and (ii) the NuFarm long-term agreement;

            (q) Within 5 days after the closing of the PMC Sales Transactions, or no later than January 5, 2004, Agent shall have received copies of the Prince Agriproducts/PMC agreements relating to the PMC Sales Transactions;

            (r) Within 60 days of the Closing Date, Agent shall have received confirmation that Borrowers and their Domestic Subsidiaries have made the appropriate filings with the United States Patent and Trademark Office to register any patents and trademarks acquired by Borrowers and their Domestic Subsidiaries from Pfizer (other than by license) in the name of Borrowers and their Domestic Subsidiaries;

            (s) Within 60 days of the Closing Date, Agent shall have received the original Stock certificates for all Foreign Subsidiaries organized under jurisdictions that have stock certificates or other equity instruments reflecting the equity ownership of such Foreign Subsidiary and whose interests were pledged to Agent pursuant to the Stock Pledge Agreement;

            (t) Within 60 days of the Closing Date, Agent shall have received confirmation that PMC and Prince Agriproducts have separated all of their bank accounts; and

            (u) Within 45 days of the Closing Date, Agent shall have received intercompany notes representing all intercompany indebtedness due to any Borrower or any Domestic Subsidiary, and the same shall have been endorsed to Agent."

      (g) Section 5.21 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

      "5.21 Inactive Subsidiaries. Western Magnesium Corp. has no assets or liabilities and conducts no business activities other than its 1% interest in First Dice Road Company"

      (h) The Loan Agreement is hereby amended by adding the following Section 5.23:

      "5.23 Letters of Credit. Except for letters of credit and letter of credit undertakings issued for Indenture Purposes and letters of


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

      credit and letter of credit undertakings for purposes other than Indenture Purposes in the maximum aggregate stated amount of $5,000,000, there are no outstanding letters of credit or letter of credit undertakings issued for the account of Parent, any Borrower, or any Subsidiary of Parent, and none of Parent, any Borrower, or any Subsidiary of Parent has any reimbursement obligations with respect to any letters of credit or letter of credit undertakings."

      (i) Section 7.18 of the Loan Agreement is hereby amended by deleting subsection (c) in its entirety and replacing it with the following:

      "(c) Determination of Future Levels. Agent shall, in its Permitted Discretion, establish the monthly minimum EBITDA and capital expenditures covenants for the 10 month period ended July 31, 2004, the 11 month period ended August 31, 2004, and the 12 month period ended September 30, 2004, and for each trailing 12 month period thereafter based upon Borrowers' Projections for such fiscal year delivered pursuant to Section 6.3(c) of this Agreement, which Borrowers' Projections shall be satisfactory to Agent in all respects. Borrowers shall execute any amendment to this
      Section 7.18 requested by Agent to document the inclusion of such covenant levels. If Borrowers fail to timely deliver the Borrowers' Projections pursuant to Section 6.3(c), the EBITDA level for (i) the 10 month period ended July 31, 2004, the 11 month period ended August 31, 2004, and the 12 month period ended September 30, 2004, shall be measured on a monthly basis at an amount equal to 110% of the most recent prior period and (ii) each succeeding trailing 12 month period after September 30, 2004 shall be measured on a monthly basis at an amount equal to 100% of the last trailing 12 months."

      (j) The Loan Agreement is hereby amended by adding the following Section 7.19:

      "7.19 Letters of Credit. Request or obtain any Letters of Credit for purposes other than Indenture Purposes; provided however, that Borrowers may request and obtain Letters of Credit for purposes other than Indenture Purposes under this Agreement up to a maximum aggregate stated amount of $5,000,000 less the aggregate of the face amount of all undrawn letters of credit and letter of credit undertakings issued for the account of Parent or any of its Subsidiaries and all reimbursement obligations of Parent and its Subsidiaries in connection therewith (in each case, other than letters of credit or letter of credit undertakings issued for Indenture Purposes)."

      (k) Schedule C-1 to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.


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

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

      (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

      (b) Agent shall have received the opinions of Borrowers' counsel required by Section 3.1(m) of the Loan Agreement, the form and substance of which shall be satisfactory to Agent;

      (c) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit B, duly executed and delivered by an authorized official of such Guarantor;

      (d) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and except for changes permitted by the Loan Documents;

      (e) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

      (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, Guarantors, or the Lender Group.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 4 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.


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

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. MISCELLANEOUS.

      (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

      (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]


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

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                            PHIBRO ANIMAL HEALTH CORPORATION,
                                            a New York corporation

                                            By: /s/ Richard G. Johnson
                                                --------------------------------
                                                Title: Vice President
                                                & Chief Financial Officer

                                            PHIBRO ANIMAL HEALTH U.S., INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Title: Vice President

                                            PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Title: Vice President

                                            PRINCE AGRIPRODUCTS, INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Title: Vice President

                                            PHIBRO-TECH, INC.,
                                            a Delaware corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Title: Vice President


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

                                            WELLS FARGO FOOTHILL, INC.,
                                            a California  corporation, as Agent

                                            By: /s/ Renee D. Lefebvre
                                                --------------------------------
                                                Title: VP

                                    Exhibit A

                                  Schedule C-1
                                   Commitments

================================================================================
         Lender                   Revolver Commitment           Total Commitment
================================================================================
Wells Fargo Foothill, Inc.            $25,000,000                 $25,000,000
================================================================================

================================================================================

================================================================================

================================================================================
All Lenders                           $25,000,000                 $25,000,000
================================================================================


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

                                    Exhibit B

                            REAFFIRMATION AND CONSENT

      All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of November 14, 2003. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the execution, delivery, and performance of the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents or amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [Signature page follows.]

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

                                                        S-1

      IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation and Consent Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            PhibroChem, Inc., a New Jersey
                                            corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Name: David C. Storbeck
                                                Title: Vice President

                                            Western Magnesium Corp., a
                                            California corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Name: David C. Storbeck
                                                Title: Vice President

                                            CP Chemicals, Inc., a New Jersey
                                            corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Name: David C. Storbeck
                                                Title: Vice President

                                            PHIBRO CHEMICALS, INC., a New York
                                            corporation

                                            By: /s/ David C. Storbeck
                                                --------------------------------
                                                Name: David C. Storbeck
                                                Title: Vice President